UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21337

Western Asset Global High Income Fund Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: May 31,

Date of reporting period: May 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

ANNUAL REPORT

MAY 31, 2007

Western Asset

Global High Income Fund Inc.

(EHI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset
Global High Income Fund Inc.

Annual Report  •  May 31, 2007

What’s

Inside

The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is total return.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy expanded at a moderate pace during the 12-month reporting period ended May 31, 2007. After expanding 2.6% in the second quarter of 2006, U.S. gross domestic product (“GDP”)i increased 2.0% in the third quarter and 2.5% in the fourth quarter. The preliminary estimate for first quarter 2007 GDP growth was a tepid 0.6%. This is the lowest growth rate since the fourth quarter of 2002. While consumer spending has remained fairly solid, the cooling housing market continued to negatively impact the economy. In addition, corporate spending was mixed during the reporting period.

After increasing the federal funds rateii to 5.25% in June 2006—the 17th consecutive rate hike—the Federal Reserve Board (“Fed”)iii held rates steady at its last seven meetings. In its statement accompanying the May 2007 meeting, the Fed stated: “Economic growth slowed in the first part of this year and the adjustment in the housing sector is ongoing. Nevertheless, the economy seems likely to expand at a moderate pace over coming quarters. Core inflation remains somewhat elevated. Although inflation pressures seem likely to moderate over time, the high level of resource utilization has the potential to sustain those pressures.”

During the 12-month reporting period, both short- and long-term Treasury yields experienced periods of volatility. Yields fluctuated early in the period given mixed economic data and shifting expectations regarding the Fed’s future monetary policy. Then, at the end of February 2007, yields fell sharply as economic data weakened and the U.S. stock market experienced its largest one day decline in more than five years. Yields then moved gradually higher during the remainder of the period due, in part, to the belief that the Fed would not cut interest rates in the foreseeable future. Overall, during the 12 months ended May 31, 2007, two-year Treasury yields moved from 5.04% to 4.92%. Over

Western Asset Global High Income Fund Inc.         I

the same period, 10-year Treasury yields fell from 5.12% to 4.90%. Over the 12 months ended May 31, 2007, the Lehman Brothers U.S. Aggregate Indexiv returned 6.66%.

Overseas, the European Central Bank (“ECB”)v raised interest rates five times during the reporting period, from 2.50% to 3.75%. At its meeting in May 2007, the ECB indicated that further hikes may be needed to keep inflation under control. In Japan, the Bank of Japanvi ended its five-year “zero interest rate policy” in July 2006 and raised rates to 0.50% in February 2007. Since that time, the Bank of Japan has held rates steady. During the reporting period, the JPMorgan Global Government Bond Market Index (Hedged)vii returned 4.77%.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notices

On May 17, 2007, the Board of Directors of the Fund approved changes to the non-fundamental investment policies relating to the Fund’s definition of “emerging market country”.

Effective June 1, 2007, the Fund changed its definition of “emerging market country” to include any country which is, at the time of investment, represented in the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii or categorized by the International Bank for Reconstruction and Development (“World Bank”), in its annual categorization, as middle- or low-income. Under the Fund’s previous investment policy, the Fund defined an “emerging market country” as: “any country which is considered to be an emerging country by the World Bank at the time of the Fund’s investment. The countries that will not be considered emerging market countries include: Australia; Austria; Belgium; Canada; Denmark; Finland; France; Germany; Ireland; Italy; Japan; Luxembourg; Netherlands; New Zealand; Norway; Spain; Sweden; Switzerland; the United Kingdom; and the United States.” This revision to the definition of “emerging market country” is intended to allow Legg Mason Partners Fund Advisor, LLC, (“LMPFA”), the Fund’s investment manager and Western Asset Management Company

II         Western Asset Global High Income Fund Inc.

(“Western Asset”), the Fund’s subadviser, greater flexibility and opportunity to achieve the Fund’s investment objectives and make consistent the range of countries available for investment by the Fund and the countries represented in its current benchmarks.

In addition to the change mentioned above, effective June 1, 2007, the Fund’s benchmark indexes are the Lehman Brothers U.S. Aggregate Index, the Lehman Brothers High Yield 2% Issuer Cap Indexix and the EMBI Global. Previously, the Fund’s benchmark index had been the Lehman Brothers U.S. Aggregate Index. The Fund’s investment subadviser, Western Asset, believes this change will provide for broader, more effective benchmark indexes for the Fund, and more accurate reflections of the portfolio strategies with which the Fund is managed.

Prior to October 9, 2006, the Fund was known as Salomon Brothers Global High Income Fund Inc.

Information About Your Fund

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 11, 2007

Western Asset Global High Income Fund Inc.         III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The European Central Bank (“ECB”) has been responsible for the monetary policy of the European Union (“EU”) since January 1, 1999, when the Euro currency was adopted by the EU members. The responsibilities of the ECB are to formulate monetary policy, conduct foreign exchange, hold currency reserves and authorize the issuance of bank notes, among many other things.

vi

The Bank of Japan is the country’s central bank. It is the monetary authority that issues currency and regulates the supply of credit and holds the reserves of other banks and sells new issues of securities for the government.

vii	The JPMorgan Global Government Bond Market Index is a daily, market capitalization-weighted, international fixed-income index consisting of 13 countries.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

ix	The Lehman Brothers High Yield 2% Issuer Cap Index consists of all domestic and Yankee bonds with a minimum outstanding amount of $100 million and maturing over one year.

IV          Western Asset Global High Income Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. As the fiscal year began, the U.S. bond market faced a number of challenges, including continued monetary tightening by the Federal Reserve Board (“Fed”)i, and signs of solid economic growth leading to increased inflationary pressures. However, as the period progressed, oil prices moderated, a cooling housing market triggered an economic slowdown and the Fed paused from raising rates after June 2006. These factors, as well as a flight to quality when the U.S. stock market abruptly fell in February 2007, helped both short- and long-term yields to modestly decline during the 12 months ended May 31, 2007. Over this time, there were several periods of increased volatility in the bond market. This was often triggered by changing perceptions regarding the economy, inflation and future Fed monetary policy.

While economic growth in the U.S. moderated during the fiscal year, growth rates in many international countries remained relatively solid. In May 2007, the European Union increased its projection for 2007 growth in the region to 2.9%, versus 2.7% earlier in the year.ii This was attributed, in part, to strong domestic spending and improving labor markets. Given solid growth and inflationary pressures, the European Central Bank (the “ECB”)iii raised interest rates five times during the reporting period, from 2.50% to 3.75%. Elsewhere, according to the United Nations’ mid-year economic forecast, growth rates in Japan, the world’s second largest economy, were expected to expand 2.1% in 2007.iv The Bank of Japanv ended its five-year “zero interest rate policy” in July 2006 and raised rates to 0.50% in February 2007. Since that time, the Bank of Japan has held rates steady.

High yield securities significantly outperformed the overall bond market during the one-year period ended May 31, 2007, as the Citigroup High Yield Market Indexvi and the Lehman Brothers U.S. Aggregate Index vii returned 13.32% and 6.66%, respectively. Despite periods of increased volatility, overall, investors embraced the high yield asset class during the fiscal year. During this time, demand for lower rated bonds was generally strong as investors sought to generate incremental returns in a relatively low interest rate environment. The high yield market also benefited from continued solid corporate profits and low defaults rates.

Performance Review

For the 12 months ended May 31, 2007, Western Asset Global High Income Fund Inc. returned 11.96% based on its net asset value (“NAV”)viii and 23.25% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the Lehman Brothers U.S. Aggregate Index, returned 6.66% and the Lipper Global Income Closed-End Funds Category Averageix increased 10.99%, over the same time frame. In addition, the Fund’s Board of Directors adopted the following two benchmarks to become the Fund’s new benchmarks effective as of June 1, 2007, the Lehman Brothers High Yield 2% Issuer Cap Indexx and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xi. Although these benchmarks are not effective for

Western Asset Global High Income Fund Inc. 2007 Annual Report         1

the period covered in this report, the returns have been included for informational purposes. The Lehman Brothers High Yield 2% Issuer Cap Index returned 12.64% and the EMBI Global returned 13.82% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During the 12-month period, the Fund made distributions to shareholders totaling $1.05 per share. The performance table shows the Fund’s 12-month total return based on its NAV and market price as of May 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2007 (unaudited)

Price Per Share	12-Month Total Return
$14.67 (NAV)	11.96%

$14.17 (Market Price)	23.25%

All figures represent past performance and are not a guarantee of future results.
Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, in additional shares.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, an overweight to mortgage-backed securities enhanced results, as spreads tightened and volatility remained low. Overall, our issue selection was beneficial to performance, especially our holding in General Motors Acceptance Corporation (“GMAC”) bonds. In addition, our exposure to emerging market debt, especially local currency debt, performed well, as spreads tightened and many emerging market currencies appreciated versus the U.S. dollar.

What were the leading detractors from performance?

A. The Fund’s long durationxii detracted from results during those periods within the fiscal year when interest rates rose. In addition, our yield curvexiii positioning was negative as we anticipated a steepening curve. However, the yield flattened as the expected Fed interest rate cuts did not materialize. Elsewhere, our international developed bond exposure hurt the Fund’s performance as the ECB and Bank of England aggressively raised interest rates and the Japanese yen continued to lose value versus the U.S. dollar.

Q. Were there any significant changes to the Fund during the reporting period?

A. There were no significant changes to the Fund during the reporting period.

Looking for Additional Information?

The Fund is traded under the symbol “EHI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the

2          Western Asset Global High Income Fund Inc. 2007 Annual Report

symbol “XEHIX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102, Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Global High Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 11, 2007

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations, and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High yield bonds involve greater credit and liquidity risks than investment grade bonds. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	Source: Bloomberg, 5/07.

iii

The European Central Bank (“ECB”) has been responsible for the monetary policy of the European Union (“EU”) since January 1, 1999, when the Euro currency was adopted by the EU members. The responsibilities of the ECB are to formulate monetary policy, conduct foreign exchange, hold currency reserves and authorize the issuance of bank notes, among many other things.

iv	Source: Bloomberg, 6/07.

[v]

The Bank of Japan is the country’s central bank. It is the monetary authority that issues currency and regulates the supply of credit and holds the reserves of other banks and sells new issues of securities for the government.

vi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price, as determined by supply of and demand for the Fund’s shares.

ix

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended May 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.

[x]	The Lehman Brothers High Yield 2% Issuer Cap Index consists of all domestic and Yankee bonds with a minimum outstanding amount of $100 million and maturing over one year.

xi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities; Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Columbia, Core d’lvoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

xii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

xiiii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

Western Asset Global High Income Fund Inc. 2007 Annual Report         3

Fund at a Glance (unaudited)

4          Western Asset Global High Income Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007)

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Face Amount†	Security	Value

CORPORATE BONDS & NOTES — 34.1%
Aerospace & Defense — 0.5%
410,000	Alliant Techsystems Inc., Senior Subordinated Notes, 6.750% due 4/1/16 (a)	$417,175
1,150,000	DRS Technologies Inc., Senior Subordinated Notes, 6.875% due 11/1/13 (a)	1,164,375
975,000	Hawker Beechcraft Acquisition Co., Senior Subordinated Notes, 9.750% due 4/1/17 (b)	1,045,687
	L-3 Communications Corp., Senior Subordinated Notes:
845,000	7.625% due 6/15/12 (a)	878,800
25,000	6.375% due 10/15/15 (a)	25,063

	Total Aerospace & Defense	3,531,100

Airlines — 0.1%
	Continental Airlines Inc.:
270,000	Notes, 8.750% due 12/1/11 (a)	265,950
	Pass-Through Certificates:
53,707	Series 974C, 6.800% due 7/2/07 (a)	53,741
57,385	Series 981-C, 6.541% due 9/15/08 (a)	57,349

	Total Airlines	377,040

Auto Components — 0.3%
750,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13 (a)	671,250
1,275,000	Visteon Corp., Senior Notes, 8.250% due 8/1/10 (a)	1,300,500

	Total Auto Components	1,971,750

Automobiles — 1.3%
	Ford Motor Co.:
	Debentures:
545,000	8.875% due 1/15/22 (a)	489,137
275,000	8.900% due 1/15/32 (a)	245,438
7,205,000	Notes, 7.450% due 7/16/31 (a)	5,962,137
	General Motors Corp.:
570,000	Notes, 7.200% due 1/15/11 (a)	548,625
	Senior Debentures:
300,000	8.250% due 7/15/23 (a)	281,625
2,540,000	8.375% due 7/15/33 (a)	2,374,900

	Total Automobiles	9,901,862

Building Products — 0.4%
205,000	Ainsworth Lumber Co., Ltd., Senior Notes, 7.250% due 10/1/12 (a)	160,669
1,095,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12 (a)	1,152,487
600,000	Nortek Inc., Senior Subordinated Notes, 8.500% due 9/1/14 (a)	598,500
1,240,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 11.555% due 3/1/14 (a)	936,200

	Total Building Products	2,847,856

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         5

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

Capital Markets — 0.1%
730,000	E*TRADE Financial Corp., Senior Notes, 7.375% due 9/15/13 (a)	$763,763

Chemicals — 0.6%
750,000	Equistar Chemicals LP, Senior Notes, 10.625% due 5/1/11 (a)	795,000
930,000	Georgia Gulf Corp., Senior Notes, 9.500% due 10/15/14 (a)(b)	953,250
415,000	Huntsman International LLC, Senior Subordinated Notes, 7.875% due 11/13/14 (a)(b)	438,344
	Lyondell Chemical Co., Senior Notes:
310,000	8.000% due 9/15/14 (a)	329,375
260,000	8.250% due 9/15/16 (a)	282,750
495,000	Methanex Corp., Senior Notes, 8.750% due 8/15/12 (a)	549,450
85,000	Momentive Performance Materials Inc., Senior Notes, 9.750% due 12/1/14 (b)	89,250
1,190,000	Montell Finance Co. BV, Debentures, 8.100% due 3/15/27 (a)(b)	1,190,000
220,000	Westlake Chemical Corp., Senior Notes, 6.625% due 1/15/16 (a)	217,800

	Total Chemicals	4,845,219

Commercial Banks — 1.5%
2,370,000	ATF Capital BV, Senior Notes, 9.250% due 2/21/14 (a)(b)	2,387,775
1,050,000	Banco Mercantil del Norte SA, Subordinated Bonds, 6.135% due 10/13/16 (a)(b)(c)	1,059,360
1,700,000	HSBK Europe BV, 7.250% due 5/3/17 (a)(b)	1,683,663
1,104,000	ICICI Bank Ltd., Subordinated Bonds, 6.375% due 4/30/22 (a)(b)(c)	1,079,122
	Russian Agricultural Bank:
1,529,000	Bonds, 6.299% due 5/15/17 (b)	1,537,410
1,692,000	Notes, 7.175% due 5/16/13 (b)	1,795,635
1,786,000	TuranAlem Finance BV, Bonds, 8.250% due 1/22/37 (a)(b)	1,772,605

	Total Commercial Banks	11,315,570

Commercial Services & Supplies — 0.7%
750,000	Allied Security Escrow Corp., Senior Subordinated Notes, 11.375% due 7/15/11 (a)	765,000
	Allied Waste North America Inc., Senior Notes, Series B:
900,000	7.375% due 4/15/14 (a)	928,125
400,000	7.250% due 3/15/15 (a)	415,000
1,118,000	DynCorp International LLC/DIV Capital Corporation, Senior Subordinated Notes, Series B, 9.500% due 2/15/13 (a)	1,204,645
1,100,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14 (a)	1,204,500
525,000	Rental Services Corp., Senior Bonds, 9.500% due 12/1/14 (a)(b)	567,000

	Total Commercial Services & Supplies	5,084,270

Consumer Finance — 1.6%
	Ford Motor Credit Co.:
	Notes:
50,000	7.875% due 6/15/10 (a)	50,516
1,300,000	7.000% due 10/1/13 (a)	1,245,648
	Senior Notes:
1,650,000	10.605% due 6/15/11 (a)(c)	1,806,687
115,000	9.875% due 8/10/11 (a)	123,294

See Notes to Financial Statements.

6          Western Asset Global High Income Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

Consumer Finance — 1.6% (continued)
210,000	8.105% due 1/13/12 (a)(c)	$211,225
440,000	8.000% due 12/15/16 (a)	437,467
	General Motors Acceptance Corp.:
5,820,000	Bonds, 8.000% due 11/1/31 (a)	6,411,882
2,040,000	Notes, 6.875% due 8/28/12 (a)	2,052,156

	Total Consumer Finance	12,338,875

Containers & Packaging — 0.6%
1,100,000	Graham Packaging Co. Inc., Senior Subordinated Notes, 9.875% due 10/15/14 (a)	1,138,500
805,000	Graphic Packaging International Corp., Senior Subordinated Notes, 9.500% due 8/15/13 (a)	860,344
1,575,000	Owens-Illinois Inc., Senior Notes, 7.350% due 5/15/08 (a)	1,596,656
390,000	Plastipak Holdings Inc., Senior Notes, 8.500% due 12/15/15 (a)(b)	417,300
575,000	Radnor Holdings Corp., Senior Notes, 11.000% due 3/15/10 (d)	5,031
116,000	Smurfit Kappa Funding, Senior Notes, 9.625% due 10/1/12	122,960
745,000	Smurfit-Stone Container Enterprises Inc., Senior Notes, 8.375% due 7/1/12 (a)	763,625

	Total Containers & Packaging	4,904,416

Diversified Consumer Services — 0.2%
	Education Management LLC/Education Management Finance Corp.:
425,000	Senior Notes, 8.750% due 6/1/14 (a)	453,688
595,000	Senior Subordinated Notes, 10.250% due 6/1/16 (a)	651,525
	Service Corp. International:
140,000	Debentures, 7.875% due 2/1/13 (a)	146,731
	Senior Notes:
185,000	7.625% due 10/1/18 (a)	197,025
210,000	7.500% due 4/1/27 (a)(b)	208,950

	Total Diversified Consumer Services	1,657,919

Diversified Financial Services — 0.9%
420,000	Basell AF SCA, Senior Secured Subordinated Second Priority Notes, 8.375% due 8/15/15 (a)(b)	435,750
550,000	CCM Merger Inc., Notes, 8.000% due 8/1/13 (a)(b)	565,125
290,000	El Paso Performance-Linked Trust Certificates, Notes, 7.750% due 7/15/11 (a)(b)	308,125
487,000	Global Cash Access LLC/Global Cash Finance Corp., Senior Subordinated Notes, 8.750% due 3/15/12	512,568
675,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (a)(b)	702,844
150,000	Milacron Escrow Corp., Senior Secured Notes, 11.500% due 5/15/11 (a)	153,750
1,750,000	TNK-BP Finance SA, 7.500% due 7/18/16 (a)(b)	1,840,125
207,000	UCAR Finance Inc., Senior Notes, 10.250% due 2/15/12 (a)	219,420
430,000	UGS Corp., Senior Subordinated Notes, 10.000% due 6/1/12 (a)	470,582
890,000	Vanguard Health Holdings Co. I LLC, Senior Discount Notes, step bond to yield 9.952% due 10/1/15 (a)	758,725
555,000	Vanguard Health Holdings Co. II LLC, Senior Subordinated Notes, 9.000% due 10/1/14 (a)	584,137

	Total Diversified Financial Services	6,551,151

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         7

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

Diversified Telecommunication Services — 2.0%
1,055,000	Cincinnati Bell Inc., Senior Notes, 7.000% due 2/15/15 (a)	$1,060,275
120,000	Cincinnati Bell Telephone Co., Senior Debentures, 6.300% due 12/1/28 (a)	112,800
	Citizens Communications Co., Senior Notes:
310,000	7.125% due 3/15/19 (a)	310,000
435,000	7.875% due 1/15/27 (a)	449,138
770,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, Series B, 12.500% due 5/1/15 (a)	889,350
	Intelsat Bermuda Ltd., Senior Notes:
755,000	9.250% due 6/15/16 (a)	839,937
1,505,000	11.250% due 6/15/16 (a)	1,726,987
	Level 3 Financing Inc., Senior Notes:
370,000	9.250% due 11/1/14 (a)(b)	388,038
50,000	9.150% due 2/15/15 (a)(b)(c)	51,125
365,000	8.750% due 2/15/17 (a)(b)	376,406
500,000	Nordic Telephone Co. Holdings, Senior Secured Notes, 8.875% due 5/1/16 (a)(b)	544,375
	Qwest Communications International Inc., Senior Notes:
590,000	7.500% due 2/15/14 (a)	612,125
1,520,000	Series B, 7.500% due 2/15/14 (a)	1,577,000
85,000	Qwest Corp., Senior Notes, 8.605% due 6/15/13 (a)(c)	93,500
1,760,000	Southwestern Bell Telephone Co., Debentures, 7.000% due 11/15/27 (a)	1,789,431
1,255,000	Telcordia Technologies Inc., Senior Subordinated Notes, 10.000% due 3/15/13 (a)(b)	1,173,425
	Virgin Media Finance PLC, Senior Notes:
650,000	8.750% due 4/15/14 (a)	690,625
550,000	9.125% due 8/15/16 (a)	600,875
155,000	Wind Acquisition Finance SA, Senior Bond, 10.750% due 12/1/15 (a)(b)	182,125
1,225,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16 (a)	1,344,437

	Total Diversified Telecommunication Services	14,811,974

Electric Utilities — 0.3%
	Enersis SA, Notes:
962,000	7.375% due 1/15/14 (a)	1,028,527
364,000	7.400% due 12/1/16 (a)	394,787
550,000	Orion Power Holdings Inc., Senior Notes, 12.000% due 5/1/10 (a)	635,937

	Total Electric Utilities	2,059,251

Electronic Equipment & Instruments — 0.1%
	NXP BV/NXP Funding LLC:
170,000	Senior Notes, 9.500% due 10/15/15 (a)(b)	176,800
530,000	Senior Secured Bonds, 7.875% due 10/15/14 (a)(b)	548,550

	Total Electronic Equipment & Instruments	725,350

Energy Equipment & Services — 0.3%
560,000	Complete Production Services Inc., Senior Notes, 8.000% due 12/15/16 (a)(b)	585,200
969,000	Dresser-Rand Group Inc., Senior Subordinated Notes, 7.375% due 11/1/14 (a)	990,803
280,000	Geokinetics Inc., Senior Secured Notes, 11.855% due 12/15/12 (a)(b)(c)	289,800

See Notes to Financial Statements.

8          Western Asset Global High Income Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

Energy Equipment & Services — 0.3% (continued)
175,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (a)	$180,250
270,000	Pride International Inc., Senior Notes, 7.375% due 7/15/14 (a)	279,450

	Total Energy Equipment & Services	2,325,503

Food & Staples Retailing — 0.1%
	CVS Lease Pass-Through Trust:
106,726	5.880% due 1/10/28 (a)(b)	103,637
654,224	6.036% due 12/10/28 (a)(b)	644,094

	Total Food & Staples Retailing	747,731

Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
610,000	7.250% due 6/15/10 (a)	606,950
432,000	8.875% due 3/15/11 (a)	442,800

	Total Food Products	1,049,750

Gas Utilities — 0.1%
980,000	Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13 (a)	977,550

Health Care Equipment & Supplies — 0.1%
330,000	Advanced Medical Optics Inc., Senior Subordinated Notes, 7.500% due 5/1/17 (a)(b)	327,113
160,000	Universal Hospital Services Inc., Senior Secured Notes, 8.760% due 6/1/15 (a)(b)(c)	163,200

	Total Health Care Equipment & Supplies	490,313

Health Care Providers & Services — 2.0%
1,100,000	AmeriPath Inc., Senior Subordinated Notes, 10.500% due 4/1/13 (a)	1,204,500
775,000	Community Health Systems Inc., Senior Subordinated Notes, 6.500% due 12/15/12 (a)	806,969
1,300,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15 (a)	1,339,000
1,075,000	Genesis HealthCare Corp., Senior Subordinated Notes, 8.000% due 10/15/13 (a)	1,148,906
	HCA Inc.:
2,220,000	Debentures, 7.500% due 11/15/95 (a)	1,838,326
1,360,000	Notes, 6.375% due 1/15/15 (a)	1,203,600
400,000	Senior Notes, 6.500% due 2/15/16 (a)	354,000
	Senior Secured Notes:
540,000	9.250% due 11/15/16 (a)(b)	593,325
420,000	9.625% due 11/15/16 (a)(b)(e)	464,100
1,675,000	IASIS Healthcare LLC/IASIS Capital Corp., Senior Subordinated Notes, 8.750% due 6/15/14 (a)	1,767,125
667,000	Psychiatric Solutions Inc., Senior Subordinated Notes, 10.625% due 6/15/13 (a)	737,869
	Tenet Healthcare Corp., Senior Notes:
125,000	7.375% due 2/1/13 (a)	118,438
1,539,000	9.875% due 7/1/14 (a)	1,585,170

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         9

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

Health Care Providers & Services — 2.0% (continued)
1,275,000	Triad Hospitals Inc., Senior Subordinated Notes, 7.000% due 11/15/13 (a)	$1,341,937
135,000	Universal Hospital Services Inc., Senior Secured Bonds, 8.500% due 6/1/15 (a)(b)(e)	138,544
705,000	US Oncology Holdings Inc., Senior Notes, 9.797% due 3/15/12 (a)(b)(c)(e)	702,356

	Total Health Care Providers & Services	15,344,165

Hotels, Restaurants & Leisure — 2.5%
675,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14 (a)	684,281
535,000	Buffets Inc., Senior Notes, 12.500% due 11/1/14 (a)	548,375
	Caesars Entertainment Inc.:
465,000	Senior Notes, 7.000% due 4/15/13 (a)	492,910
650,000	Senior Subordinated Notes, 8.875% due 9/15/08 (a)	671,937
557,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19 (a)(b)	563,963
875,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12 (a)	936,250
255,000	El Pollo Loco Inc., Senior Notes, 11.750% due 11/15/13 (a)	281,775
825,000	Herbst Gaming Inc., Senior Subordinated Notes, 7.000% due 11/15/14 (a)	781,687
1,000,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10 (a)	1,087,500
1,150,000	Isle of Capri Casinos Inc., Senior Subordinated Notes, 7.000% due 3/1/14 (a)	1,144,250
975,000	Las Vegas Sands Corp., Senior Notes, 6.375% due 2/15/15 (a)	957,937
	MGM MIRAGE Inc., Senior Notes:
560,000	6.750% due 9/1/12 (a)	557,200
675,000	5.875% due 2/27/14 (a)	631,125
30,000	6.625% due 7/15/15 (a)	28,613
725,000	7.625% due 1/15/17 (a)	719,562
	Mohegan Tribal Gaming Authority, Senior Subordinated Notes:
675,000	7.125% due 8/15/14 (a)	686,812
625,000	6.875% due 2/15/15 (a)	628,125
	Pinnacle Entertainment Inc., Senior Subordinated Notes:
450,000	8.250% due 3/15/12 (a)	470,813
675,000	8.750% due 10/1/13 (a)	718,875
940,000	Pokagon Gaming Authority, Senior Notes, 10.375% due 6/15/14 (a)(b)	1,062,200
95,000	River Rock Entertainment Authority, Senior Notes, 9.750% due 11/1/11 (a)	100,938
400,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15 (a)(b)	416,000
1,150,000	Seneca Gaming Corp., Senior Notes, 7.250% due 5/1/12 (a)	1,178,750
	Snoqualmie Entertainment Authority, Senior Secured Notes:
150,000	9.150% due 2/1/14 (a)(b)(c)	154,125
145,000	9.125% due 2/1/15 (a)(b)	151,888
	Station Casinos Inc.:
	Senior Notes:
110,000	6.000% due 4/1/12 (a)	107,250
760,000	7.750% due 8/15/16 (a)	788,500
190,000	Senior Subordinated Notes, 6.875% due 3/1/16 (a)	176,225
2,000,000	Turning Stone Casino Resort Enterprise, Senior Notes, 9.125% due 12/15/10 (a)(b)	2,040,000

	Total Hotels, Restaurants & Leisure	18,767,866

See Notes to Financial Statements.

10          Western Asset Global High Income Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

Household Durables — 0.4%
80,000	American Greetings Corp., Senior Notes, 7.375% due 6/1/16 (a)	$82,100
	K Hovnanian Enterprises Inc., Senior Notes:
780,000	7.500% due 5/15/16 (a)	764,400
130,000	8.625% due 1/15/17 (a)	135,850
1,050,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11 (a)	1,102,500
445,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, step bond to yield 9.838% due 9/1/12 (a)	417,188
525,000	Sealy Mattress Co., Senior Subordinated Notes, 8.250% due 6/15/14 (a)	551,250

	Total Household Durables	3,053,288

Household Products — 0.1%
	Nutro Products Inc.:
115,000	Senior Notes, 9.370% due 10/15/13 (a)(b)(c)	121,325
435,000	Senior Subordinated Notes, 10.750% due 4/15/14 (a)(b)	500,250
490,000	Visant Holding Corp., Senior Notes, 8.750% due 12/1/13 (a)	514,500

	Total Household Products	1,136,075

Independent Power Producers & Energy Traders — 1.4%
675,000	AES China Generating Co., Ltd., Class A, 8.250% due 6/26/10 (a)	674,820
	AES Corp.:
	Senior Notes:
525,000	9.375% due 9/15/10 (a)	577,500
670,000	8.875% due 2/15/11 (a)	725,275
1,940,000	7.750% due 3/1/14 (a)	2,053,975
190,000	Senior Secured Notes, 9.000% due 5/15/15 (a)(b)	203,300
1,150,000	Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19 (a)(b)	1,144,250
	Edison Mission Energy, Senior Notes:
75,000	7.500% due 6/15/13 (a)	77,438
690,000	7.750% due 6/15/16 (a)	721,050
550,000	7.200% due 5/15/19 (a)(b)	550,688
590,000	7.625% due 5/15/27 (a)(b)	600,325
845,000	Mirant North America LLC, Senior Notes, 7.375% due 12/31/13 (a)	897,812
	NRG Energy Inc., Senior Notes:
450,000	7.250% due 2/1/14 (a)	463,500
2,135,000	7.375% due 2/1/16 (a)	2,220,400

	Total Independent Power Producers & Energy Traders	10,910,333

Industrial Conglomerates — 0.1%
523,000	Koppers Inc., Senior Notes, 9.875% due 10/15/13 (a)	571,378
205,000	Sequa Corp., Senior Notes, 9.000% due 8/1/09 (a)	217,300

	Total Industrial Conglomerates	788,678

Internet & Catalog Retail — 0.1%
520,000	FTD Inc., Senior Subordinated Notes, 7.750% due 2/15/14 (a)	523,900

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         11

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

IT Services — 0.3%
	SunGard Data Systems Inc.:
325,000	Senior Notes, 9.125% due 8/15/13 (a)	$346,938
1,415,000	Senior Subordinated Notes, 10.250% due 8/15/15 (a)	1,554,731

	Total IT Services	1,901,669

Leisure Equipment & Products — 0.1%
525,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.375% due 4/15/14 (a)	512,531

Media — 3.1%
	Affinion Group Inc.:
1,015,000	Senior Notes, 10.125% due 10/15/13 (a)	1,116,500
120,000	Senior Subordinated Notes, 11.500% due 10/15/15 (a)	134,700
1,265,000	AMC Entertainment Inc., Senior Subordinated Notes, 11.000% due 2/1/16 (a)	1,450,006
1,205,000	CCH I Holdings LLC/CCH I Holdings Capital Corp., Senior Notes, 11.750% due 5/15/14 (a)	1,223,075
1,247,000	CCH I LLC/CCH Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (a)	1,362,347
	CCH II LLC/CCH II Capital Corp., Senior Notes:
1,050,000	10.250% due 9/15/10 (a)	1,123,500
309,000	10.250% due 10/1/13 (a)	344,535
185,000	Charter Communications Holdings LLC, Senior Discount Notes, 12.125% due 1/15/12 (a)	193,325
285,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (a)	296,400
1,650,000	Charter Communications Operating LLC, Second Lien Senior Notes, 8.375% due 4/30/14 (a)(b)	1,740,750
400,000	Chukchansi Economic Development Authority, Senior Notes, 8.000% due 11/15/13 (a)(b)	416,000
575,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.875% due 5/15/14 (a)(b)	589,375
	CSC Holdings Inc.:
425,000	Senior Debentures, Series B, 8.125% due 8/15/09 (a)	442,531
	Senior Notes:
	Series B:
550,000	8.125% due 7/15/09 (a)	572,687
250,000	7.625% due 4/1/11 (a)	257,500
575,000	6.750% due 4/15/12 (a)	570,688
1,367,000	Dex Media West LLC/Dex Media Finance Co., Senior Subordinated Notes, Series B, 9.875% due 8/15/13 (a)	1,491,739
	EchoStar DBS Corp., Senior Notes:
375,000	7.000% due 10/1/13 (a)	385,781
1,775,000	6.625% due 10/1/14 (a)	1,779,437
160,000	ION Media Networks Inc., Senior Secured Notes, 11.606% due 1/15/13 (a)(b)(c)	167,600
1,175,000	Lamar Media Corp., Senior Subordinated Notes, 6.625% due 8/15/15 (a)	1,175,000
700,000	Primedia Inc., Senior Notes, 8.875% due 5/15/11 (a)	722,750
270,000	Quebecor Media Inc., Senior Notes, 7.750% due 3/15/16 (a)	284,850
550,000	R.H. Donnelley Corp., Senior Notes, Series A-3, 8.875% due 1/15/16 (a)	595,375

See Notes to Financial Statements.

12          Western Asset Global High Income Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

Media — 3.1% (continued)
1,000,000	R.H. Donnelley Inc., Senior Subordinated Notes, 10.875% due 12/15/12 (a)	$1,081,250
1,310,000	Rainbow National Services LLC, Senior Notes, 8.750% due 9/1/12 (a)(b)	1,404,975
1,100,000	Rogers Cable Inc., Senior Secured Notes, 7.875% due 5/1/12 (a)	1,196,447
560,000	Sinclair Broadcast Group Inc., Senior Subordinated Notes, 8.000% due 3/15/12 (a)	583,800
225,000	Videotron Ltee., Senior Notes, 6.375% due 12/15/15 (a)	223,313
	XM Satellite Radio Inc., Senior Notes:
230,000	9.856% due 5/1/13 (a)(c)	227,413
345,000	9.750% due 5/1/14 (a)	348,450

	Total Media	23,502,099

Metals & Mining — 1.9%
80,000	Chaparral Steel Co., Senior Notes, 10.000% due 7/15/13 (a)	89,600
1,050,000	Corporacion Nacional del Cobre-Codelco, Notes, 5.500% due 10/15/13 (a)(b)	1,046,766
4,210,000	Freeport-McMoRan Copper & Gold Inc., Senior Notes, 8.375% due 4/1/17 (a)	4,609,950
1,235,000	Metals USA Inc., Senior Secured Notes, 11.125% due 12/1/15 (a)	1,392,462
495,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15 (a)	524,700
445,000	Tube City IMS Corp., Senior Subordinated Notes, 9.750% due 2/1/15 (a)(b)	469,475
	Vale Overseas Ltd., Notes:
1,448,000	8.250% due 1/17/34 (a)	1,737,216
4,524,000	6.875% due 11/21/36 (a)	4,645,180

	Total Metals & Mining	14,515,349

Multiline Retail — 0.1%
	Neiman Marcus Group Inc.:
80,000	Senior Notes, 9.000% due 10/15/15 (a)(e)	88,200
925,000	Senior Subordinated Notes, 10.375% due 10/15/15 (a)	1,045,250

	Total Multiline Retail	1,133,450

Oil, Gas & Consumable Fuels — 5.6%
1,135,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12 (a)	1,174,725
	Chesapeake Energy Corp., Senior Notes:
1,350,000	6.375% due 6/15/15 (a)	1,356,750
270,000	6.625% due 1/15/16 (a)	275,063
50,000	6.500% due 8/15/17 (a)	49,750
160,000	Colorado Interstate Gas Co., Senior Notes, 6.800% due 11/15/15 (a)	168,184
245,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15 (a)	257,556
450,000	Corral Finans AB, Senior Secured Sub Bonds 6.855% due 4/15/10 (a)(b)(e)	457,875
	El Paso Corp.:
	Medium-Term Notes:
2,050,000	7.375% due 12/15/12 (a)	2,158,908
1,330,000	7.750% due 1/15/32 (a)	1,465,281
125,000	Notes, 7.875% due 6/15/12 (a)	133,944
70,000	El Paso Natural Gas Co., Bonds, 8.375% due 6/15/32 (a)	85,220
540,000	Enterprise Products Operating LP, Junior Subordinated Notes, 8.375% due 8/1/16 (a)	588,082

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         13

Schedule of Investments (May 31, 2007) (continued)

Face Amount†		Security	Value

Oil, Gas & Consumable Fuels — 5.6% (continued)
1,030,000		EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11 (a)	$1,045,450
		Gazprom:
		Bonds:
159,710,000	RUB	Series A7, 6.790% due 10/29/09 (a)	6,219,101
53,230,000	RUB	Series A8, 7.000% due 10/27/11 (a)	2,074,830
		Loan Participation:
1,370,000		Notes 6.212% due 11/22/16 (a)(b)	1,373,425
570,000		Senior Notes, 6.510% due 3/7/22 (a)(b)	581,400
61,340,000	RUB	Gazprom OAO, Series A6, 6.950% due 8/6/09 (a)	2,401,208
800,000		Hanover Equipment Trust, Secured Notes, 8.750% due 9/1/11 (a)	830,000
1,400,000		Inergy LP/Inergy Finance Corp., Senior Notes, 6.875% due 12/15/14 (a)	1,393,000
655,000		International Coal Group Inc., Senior Notes, 10.250% due 7/15/14 (a)	691,844
390,000		Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13 (a)	390,975
845,000		Northwest Pipeline Corp., Senior Notes, 7.000% due 6/15/16 (a)	904,150
115,000		OMI Corp., Senior Notes, 7.625% due 12/1/13 (a)	119,025
325,000		OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14 (a)(b)	346,937
		Pemex Project Funding Master Trust:
5,000,000		8.625% due 12/1/23 (a)	6,287,500
1,040,000		Bonds, 6.625% due 6/15/35 (a)	1,103,700
510,000		Petrohawk Energy Corp., Senior Notes, 9.125% due 7/15/13 (a)	550,800
1,800,000		Petrozuata Finance Inc., 8.220% due 4/1/17 (a)	1,845,000
610,000		Pogo Producing Co., Senior Subordinated Notes, 7.875% due 5/1/13 (a)	643,550
1,245,000		SemGroup LP, Senior Notes, 8.750% due 11/15/15 (a)(b)	1,308,806
40,000		SESI LLC, Senior Notes, 6.875% due 6/1/14 (a)	40,400
640,000		Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11 (a)	656,000
275,000		Swift Energy Co., Senior Subordinated Notes, 9.375% due 5/1/12 (a)	288,579
630,000		Whiting Petroleum Corp., Senior Subordinated Notes, 7.000% due 2/1/14 (a)	614,250
		Williams Cos. Inc.:
1,060,000		Notes, 8.750% due 3/15/32 (a)	1,266,700
1,000,000		Senior Notes, 7.625% due 7/15/19 (a)	1,102,500

		Total Oil, Gas & Consumable Fuels	42,250,468

Paper & Forest Products — 0.5%
		Abitibi-Consolidated Co. of Canada, Senior Notes:
550,000		6.000% due 6/20/13 (a)	459,250
260,000		8.375% due 4/1/15	232,700
80,000		Abitibi-Consolidated Inc., Debentures, 7.400% due 4/1/18 (a)	65,200
		Appleton Papers Inc.:
375,000		Senior Notes, 8.125% due 6/15/11 (a)	392,344
715,000		Senior Subordinated Notes, Series B, 9.750% due 6/15/14 (a)	757,900
		NewPage Corp.:
885,000		Senior Secured Notes, 11.606% due 5/1/12 (a)(c)	987,881
65,000		Senior Subordinated Notes, 12.000% due 5/1/13 (a)	72,475
620,000		Verso Paper Holdings LLC, Senior Subordinated Notes, 11.375% due 8/1/16 (a)(b)	666,500

		Total Paper & Forest Products	3,634,250

See Notes to Financial Statements.

14          Western Asset Global High Income Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

Pharmaceuticals — 0.1%
1,095,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (a)	$1,084,050

Real Estate Investment Trusts (REITs) — 0.5%
30,000	Forest City Enterprises Inc., Senior Notes, 7.625% due 6/1/15 (a)	30,750
2,275,000	Host Marriott LP, Senior Notes, 7.125% due 11/1/13 (a)	2,343,250
200,000	Kimball Hill Inc., Senior Subordinated Notes, 10.500% due 12/15/12 (a)	192,000
	Ventas Realty LP/Ventas Capital Corp., Senior Notes:
175,000	6.500% due 6/1/16 (a)	177,625
690,000	6.750% due 4/1/17 (a)	710,700

	Total Real Estate Investment Trusts (REITs)	3,454,325

Real Estate Management & Development — 0.2%
325,000	Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, 9.500% due 10/1/15 (a)	308,750
	Realogy Corp.:
270,000	Senior Notes, 10.500% due 4/15/14 (a)(b)	271,688
580,000	Senior Subordinated Notes, 12.375% due 4/15/15 (a)(b)	566,950

	Total Real Estate Management & Development	1,147,388

Road & Rail — 0.5%
	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes:
790,000	9.375% due 5/1/12 (a)	857,150
50,000	12.500% due 6/15/12 (a)	53,500
	Hertz Corp.:
750,000	Senior Notes, 8.875% due 1/1/14 (a)	810,937
1,660,000	Senior Subordinated Notes, 10.500% due 1/1/16 (a)	1,882,025
160,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13 (a)(b)	163,800
190,000	Kansas City Southern Railway, Senior Notes, 7.500% due 6/15/09 (a)	195,225

	Total Road & Rail	3,962,637

Semiconductors & Semiconductor Equipment — 0.1%
605,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14 (a)(b)	608,781

Software — 0.2%
575,000	Activant Solutions Inc., Senior Subordinated Notes, 9.500% due 5/1/16 (a)	577,875
777,340	UGS Capital Corp. II, Senior Notes, 10.348% due 6/1/11 (a)(b)(c)(e)	802,604

	Total Software	1,380,479

Specialty Retail — 0.2%
	AutoNation Inc., Senior Notes:
335,000	7.356% due 4/15/13 (a)(c)	340,025
85,000	7.000% due 4/15/14 (a)	86,275
510,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12 (a)	508,087
345,000	Eye Care Centers of America, Senior Subordinated Notes, 10.750% due 2/15/15 (a)	385,538

	Total Specialty Retail	1,319,925

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         15

Schedule of Investments (May 31, 2007) (continued)

Face Amount†	Security	Value

Textiles, Apparel & Luxury Goods — 0.3%
995,000	Levi Strauss & Co., Senior Notes, 9.750% due 1/15/15 (a)	$1,085,794
350,000	Simmons Bedding Co., Senior Subordinated Notes, 7.875% due 1/15/14 (a)	358,750
1,375,000	Simmons Co., Senior Discount Notes, step bond to yield 9.983% due 12/15/14 (a)	1,179,062

	Total Textiles, Apparel & Luxury Goods	2,623,606

Tobacco — 0.1%
480,000	Alliance One International Inc., Senior Notes, 11.000% due 5/15/12 (a)	532,800

Trading Companies & Distributors — 0.3%
475,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16 (a)(b)	516,563
765,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16 (a)	830,025
905,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14 (a)(b)	1,000,025
130,000	TransDigm Inc., Senior Subordinated Notes, 7.750% due 7/15/14 (b)	135,850

	Total Trading Companies & Distributors	2,482,463

Transportation Infrastructure — 0.1%
900,000	Saint Acquisition Corp., Senior Secured Notes, 12.500% due 5/15/17 (b)	884,250

Wireless Telecommunication Services — 1.4%
360,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14 (b)	381,150
1,105,000	Nextel Communications Inc., Senior Notes, Series D, 7.375% due 8/1/15 (a)	1,129,642
20,000	Rogers Wireless Communications Inc., Senior Secured Notes, 7.250% due 12/15/12 (a)	21,350
170,000	Rogers Wireless Inc., Senior Subordinated Notes, 8.000% due 12/15/12 (a)	179,792
	Rural Cellular Corp.:
260,000	Senior Notes, 9.875% due 2/1/10 (a)	274,625
900,000	Senior Secured Notes, 8.250% due 3/15/12 (a)	951,750
440,000	Senior Subordinated Notes, 8.360% due 6/1/13 (a)(b)(c)	443,300
5,580,000	True Move Co., Ltd., 10.750% due 12/16/13 (a)(b)	5,984,550
1,040,000	UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes, 8.250% due 5/23/16 (a)(c)	1,119,664

	Total Wireless Telecommunication Services	10,485,823

	TOTAL CORPORATE BONDS & NOTES (Cost — $246,742,882)	257,218,861

ASSET-BACKED SECURITIES — 0.0%
Home Equity — 0.0%
110,125	Finance America Net Interest Margin Trust, Series 2004-01, Class A, 5.250% due 6/27/34 (b)	79
	Sail Net Interest Margin Notes:
14,101	Series 2003-6A, Class A, 7.000% due 7/27/33 (b)	9
42,974	Series 2003-7A, Class A, 7.000% due 7/27/33 (b)	3,490

	Total Home Equity	3,578

Retail — 0.0%
195,384	CVS Caremark Corp., Pass-Through Certificates, 5.298% due 1/11/27 (b)	183,219

	TOTAL ASSET-BACKED SECURITIES (Cost — $331,223)	186,797

See Notes to Financial Statements.

16          Western Asset Global High Income Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount†		Security	Value

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.7%
		Federal National Mortgage Association (FNMA) STRIP:
8,768,930		Series 329, Class 2, IO, 5.500% due 1/1/33 (f)	$2,217,805
10,761,379		Series 338, Class 2, IO, 5.500% due 6/1/33 (f)	2,733,624

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $5,605,179)	4,951,429

LOAN PARTICIPATIONS — 0.2%
131,105		Ashmore Energy International, Synthetic Revolving Department, 8.250% due 3/30/14 (Credit Suisse Securities) (c)(g)	132,006
998,895		Ashmore Energy Term Loan, (Credit Suisse Securities) 8.350% due 3/30/14 (a)(c)(g)	1,005,763

		TOTAL LOAN PARTICIPATIONS (Cost — $1,127,216)	1,137,769

MORTGAGE-BACKED SECURITIES — 27.8%
FHLMC — 6.6%
		Federal Home Loan Mortgage Corp. (FHLMC):
2,219,762		5.942% due 10/1/36 (c)‡	2,241,427
		Gold:
10,000,000		5.500% due 6/12/37 (h)‡	9,764,060
40,000,000		5.000% due 7/12/37 (h)‡	38,068,760

		Total FHLMC	50,074,247

FNMA — 20.8%
		Federal National Mortgage Association (FNMA):
20,700,000		5.500% due 6/18/22-7/12/37 (h)‡	20,252,328
87,250,000		6.000% due 6/18/22-7/12/37 (h)‡	87,138,801
37,700,000		5.000% due 6/12/37-7/12/37 (h)‡	35,879,806
13,020,000		6.500% due 6/12/37-7/12/37 (h)‡	13,223,778

		Total FNMA	156,494,713

GNMA — 0.4%
2,600,000		Government National Mortgage Association (GNMA), 6.500% due 6/20/37 (h)	2,659,720

		TOTAL MORTGAGE-BACKED SECURITIES (Cost — $210,135,742)	209,228,680

SOVEREIGN BONDS — 11.9%
Argentina — 0.5%
		Republic of Argentina:
1,074,000	EUR	9.000% due 6/20/03 (d)	485,814
1,100,000	EUR	10.250% due 1/26/07 (d)	519,771
1,729,117	EUR	8.000% due 2/26/08 (d)	808,318
1,550,000	DEM	11.750% due 11/13/26 (d)	353,150
2,341,871	ARS	Bonds, 2.000% due 1/3/10 (a)(c)	1,638,117
522,000	EUR	Medium-Term Notes, 10.000% due 2/22/07 (d)	247,533

		Total Argentina	4,052,703

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         17

Schedule of Investments (May 31, 2007) (continued)

Face Amount†		Security	Value

Brazil — 3.1%
18,219,000	BRL	Brazil Nota do Tesouro Nacional, Series F, 9.762% due 7/1/10 (a)	$9,362,637
		Federative Republic of Brazil:
7,782,000		11.000% due 8/17/40 (a)	10,433,716
2,565,000		Collective Action Securities, 8.750% due 2/4/25 (a)	3,316,545

		Total Brazil	23,112,898

Colombia — 1.0%
		Republic of Colombia:
544,000		11.750% due 2/25/20 (a)	813,280
1,237,000		10.375% due 1/28/33 (a)	1,855,500
4,294,000		7.375% due 9/18/37 (a)	4,804,986

		Total Colombia	7,473,766

Ecuador — 0.3%
2,765,000		Republic of Ecuador, 10.000% due 8/15/30 (a)(b)	2,482,970

El Salvador — 0.2%
		Republic of El Salvador:
1,135,000		7.750% due 1/24/23 (a)(b)	1,325,112
218,000		8.250% due 4/10/32 (a)(b)	271,410

		Total El Salvador	1,596,522

Indonesia — 0.1%
525,000		Republic of Indonesia, 8.500% due 10/12/35 (a)(b)	650,344

Mexico — 2.2%
		United Mexican States:
300,000		11.375% due 9/15/16 (a)	426,563
		Medium-Term Notes:
4,400,000		5.625% due 1/15/17 (a)	4,409,900
		Series A:
5,098,000		6.375% due 1/16/13 (a)	5,329,959
5,823,000		6.750% due 9/27/34 (a)	6,485,366

		Total Mexico	16,651,788

Panama — 0.7%
		Republic of Panama:
1,275,000		9.375% due 4/1/29 (a)	1,738,781
3,110,000		6.700% due 1/26/36 (a)	3,281,050

		Total Panama	5,019,831

Peru — 0.3%
		Republic of Peru:
378,000		8.750% due 11/21/33 (a)	504,630
1,644,000		Bonds, 6.550% due 3/14/37 (a)	1,716,336
50,000		Global Bonds, 7.350% due 7/21/25 (a)	57,750

		Total Peru	2,278,716

See Notes to Financial Statements.

18          Western Asset Global High Income Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount†		Security	Value

Russia — 1.2%
		Russian Federation:
933,351		8.250% due 3/31/10 (a)(b)	$972,551
4,236,000		12.750% due 6/24/28 (a)	7,683,045
257,705		7.500% due 3/31/30 (a)(b)	289,351

		Total Russia	8,944,947

Turkey — 0.2%
1,896,000	TRY	Republic of Turkey, 14.000% due 1/19/11 (a)	1,325,816

Uruguay — 0.3%
2,229,935		Oriental Republic of Uruguay, Bonds, 7.625% due 3/21/36 (a)	2,536,551

Venezuela — 1.8%
		Bolivarian Republic of Venezuela:
365,000		8.500% due 10/8/14 (a)	389,181
10,497,000		5.750% due 2/26/16 (a)	9,421,057
475,000		7.650% due 4/21/25 (a)	477,138
		Collective Action Securities:
1,608,000		9.375% due 1/13/34 (a)	1,875,330
875,000		Notes, 10.750% due 9/19/13 (a)	1,022,219

		Total Venezuela	13,184,925

		TOTAL SOVEREIGN BONDS (Cost — $82,747,135)	89,311,777

U.S. GOVERNMENT & AGENCY OBLIGATIONS — 0.1%
U.S. Government Agencies — 0.1%
410,000		Federal Home Loan Mortgage Corp. (FHLMC), Notes, 5.125% due 4/18/11 (a)	409,825
340,000		Federal National Mortgage Association (FNMA), 6.625% due 9/15/09 (a)	350,788

		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $755,908)	760,613

U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.9%
		U.S. Treasury Bonds, Inflation Indexed:
724,038		2.000% due 1/15/16 (a)	695,416
3,009,929		2.000% due 1/15/26 (a)	2,774,544
936,551		2.375% due 1/15/27 (a)	915,186
2,687,494		U.S. Treasury Notes, Inflation Indexed, 2.375% due 1/15/17 (a)	2,654,322

		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $7,118,425)	7,039,468

Shares
COMMON STOCK — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Household Durables — 0.0%
2,085,181		Home Interiors & Gifts Inc. (f)(i)* (Cost — $853,389)	20,852

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         19

Schedule of Investments (May 31, 2007) (continued)

Shares		Security	Value

CONVERTIBLE PREFERRED STOCKS — 0.0%
ENERGY — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
1,283		Chesapeake Energy Corp., Convertible, 6.250% due 6/15/09 (Cost — $322,378)	$366,778

PREFERRED STOCKS — 0.1%
CONSUMER DISCRETIONARY — 0.1%
Automobiles — 0.1%
32,400		Ford Motor Co., 8.000%	583,494

FINANCIALS — 0.0%
Diversified Financial Services — 0.0%
2,600		Preferred Plus, Series FRD-1, 7.400%	46,722
9,700		Saturns, Series F 2003-5, 8.125%	191,478

		TOTAL FINANCIALS	238,200

		TOTAL PREFERRED STOCKS (Cost — $738,392)	821,694

Warrants
WARRANT — 0.0%
2,675		Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (Cost — $82,925)	100,312

		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $556,560,794)	571,145,030

Face Amount†
SHORT-TERM INVESTMENTS — 24.2%
Sovereign Bonds — 1.6%
		Egypt Treasury Bills:
61,075,000	EGP	Zero coupon bond to yield 9.544% due 10/30/07	10,335,738
11,125,000	EGP	Zero coupon bond to yield 9.491% due 11/6/07	1,879,860

		Total Sovereign Bonds (Cost — $12,137,638)	12,215,598

U.S. Government Agency — 0.6%
4,050,000		Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (a)(j)(k) (Cost — $4,036,500)	4,036,500

See Notes to Financial Statements.

20          Western Asset Global High Income Fund Inc. 2007 Annual Report

Schedule of Investments (May 31, 2007) (continued)

Face Amount	Security	Value

Repurchase Agreements — 22.0%
$50,000,000	Morgan Stanley repurchase agreement dated 5/31/07, 5.250% due 6/1/07; Proceeds at maturity — $50,007,292; (Fully collateralized by U.S. government agency obligations, 4.875% due 1/17/17; Market value — $52,013,409) (a)	$50,000,000
115,893,000	Nomura Securities International Inc. repurchase agreement dated 5/31/07, 5.200% due 6/1/07; Proceeds at maturity — $115,909,740; (Fully collateralized by various U.S. government agency obligations, 5.125% due 4/18/11 to 1/2/14; Market value — $118,211,432) (a)	115,893,000

	Total Repurchase Agreements (Cost — $165,893,000)	165,893,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $182,067,138)	182,145,098

	TOTAL INVESTMENTS — 100.0% (Cost — $738,627,932#)	$753,290,128

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(a)	All securities are segregated pursuant to a revolving credit facility, futures contracts, to-be-announced (“TBA”) securities and extended settlements.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2007.

(d)	Security is currently in default.

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Illiquid security.

(g)	Participation interest was acquired through the financial institution indicated parenthetically.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $740,040,728.

Abbreviations used in this schedule:
ARS	— Argentine Peso
BRL	— Brazilian Dollar
DEM	— German Mark
EGP	— Egyptian Pound
EUR	— Euro
IO	— Interest Only
RUB	— Russian Ruble
STRIP	— Separate Trading of Registered Interest and Principal
TRY	— Turkish Lira

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         21

Statement of Assets and Liabilities (May 31, 2007)

ASSETS:
Investments, at value (Cost — $572,734,932)	$587,397,128
Repurchase agreement, at value (Cost — $165,893,000)	165,893,000
Foreign currency, at value (Cost — $223,840)	229,377
Cash	394
Receivable for securities sold	103,871,183
Dividends and interest receivable	7,448,240
Receivable for open forward currency contracts	12,786
Prepaid expenses	17,394

Total Assets	864,869,502

LIABILITIES:
Payable for securities purchased	314,540,575
Loan payable (Note 4)	100,000,000
Investment management fee payable	548,150
Interest payable	429,015
Payable to broker — variation margin on open futures contracts	108,919
Directors’ fees payable	800
Accrued expenses	119,319

Total Liabilities	415,746,778

Total Net Assets	$449,122,724

NET ASSETS:
Par value ($0.001 par value; 30,608,381 shares issued and outstanding; 100,000,000 shares authorized)	$30,608
Paid-in capital in excess of par value	436,420,710
Undistributed net investment income	2,164,290
Accumulated net realized loss on investments, futures contracts, options written and foreign currency transactions	(4,200,991)
Net unrealized appreciation on investments, futures contracts and foreign currencies	14,708,107

Total Net Assets	$449,122,724

Shares Outstanding	30,608,381

Net Asset Value	$14.67

See Notes to Financial Statements.

22          Western Asset Global High Income Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended May 31, 2007)

INVESTMENT INCOME:
Interest	$38,009,516
Dividends	120,000

Total Investment Income	38,129,516

EXPENSES:
Investment management fee (Note 2)	6,424,793
Interest expense (Notes 3 and 4)	5,674,225
Commitment fees (Note 4)	198,775
Directors’ fees	72,194
Shareholder reports	65,143
Audit and tax	62,582
Legal fees	46,745
Custody fees	31,598
Registration fees	24,500
Transfer agent fees	15,707
Insurance	10,357
Miscellaneous expenses	10,782

Total Expenses	12,637,401
Less: Fee waivers and/or expense reimbursements (Note 2)	(2,388)

Net Expenses	12,635,013

Net Investment Income	25,494,503

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(1,478,198)
Futures contracts	104,880
Options written	509,290
Foreign currency transactions	(30,989)

Net Realized Loss	(895,017)

Change in Net Unrealized Appreciation/Depreciation From:
Investments	25,984,663
Futures contracts	(501,391)
Options written	(162,518)
Foreign currencies	39,568

Change in Net Unrealized Appreciation/Depreciation	25,360,322

Increase From Payment by Affiliate (Note 2)	5,862

Net Gain on Investments, Futures Contracts, Options Written and Foreign Currency Transactions	24,471,167

Increase in Net Assets From Operations	$49,965,670

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         23

Statements of Changes in Net Assets (For the years ended May 31,)

	2007	2006
OPERATIONS:
Net investment income	$25,494,503	$28,869,143
Net realized gain (loss)	(895,017)	21,963,338
Change in net unrealized appreciation/depreciation	25,360,322	(21,895,185)
Increase from payment by affiliate	5,862	—

Increase in Net Assets From Operations	49,965,670	28,937,296

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(24,262,360)	(29,625,812)
Net realized gains	(7,858,440)	(19,702,692)

Decrease in Net Assets From Distributions to Shareholders	(32,120,800)	(49,328,504)

FUND SHARE TRANSACTIONS (NOTE 6):
Proceeds from shares issued in reinvestment of distributions (66,306 shares issued)	952,900	—

Increase in Net Assets From Fund Share Transactions	952,900	—

Increase (Decrease) in Net Assets	18,797,770	(20,391,208)
NET ASSETS:
Beginning of year	430,324,954	450,716,162

End of year*	$449,122,724	$430,324,954

* Includes undistributed (overdistributed) net investment income of:	$2,164,290	$(760,062)

See Notes to Financial Statements.

24          Western Asset Global High Income Fund Inc. 2007 Annual Report

Statement of Cash Flows (For the Year Ended May 31, 2007)

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest received	$39,118,281
Operating expenses paid	(7,134,383)
Net purchases of short-term investments	(41,571,866)
Realized loss on foreign currency transactions	(30,989)
Realized gain on options	498,759
Realized gain on futures contracts	104,880
Net change in unrealized depreciation on futures contracts	(501,391)
Net change in unrealized appreciation on foreign currencies	39,568
Purchases of long-term investments	(873,782,200)
Proceeds from disposition of long-term investments	1,137,754,810
Change in payable to broker — variation margin	250,745
Change in payable for open forward currency contracts	(12,786)
Interest paid	(5,666,252)

Net Cash Provided By Operating Activities	249,067,176

CASH FLOWS (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(34,716,876)
Net disbursement from dollar roll transactions	(215,917,485)
Proceeds from reinvestment of dividends	952,900

Net Cash Flows Used By Financing Activities	(249,681,461)

Net Decrease in Cash	(614,285)
Cash, Beginning of year	844,056

Cash, End of year	$229,771

RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$49,965,670

Accretion of discount on investments	(2,199,872)
Amortization of premium on investments	2,423,541
Increase in investments, at value	(10,074,624)
Increase in payable for securities purchased	310,226,545
Decrease in interest receivable	765,096
Decrease in payable for written swaps	(367,353)
Decrease in receivable for securities sold	(101,744,164)
Decrease in payable for open forward currency contracts	(12,786)
Increase in payable to broker — variation margin	250,745
Decrease in prepaid expenses	300
Increase in interest payable	7,973
Decrease in accrued expenses	(173,895)

Total Adjustments	199,101,506

Net Cash Flows Provided By Operating Activities	$249,067,176

See Notes to Financial Statements.

Western Asset Global High Income Fund Inc. 2007 Annual Report         25

Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, unless otherwise noted:

	2007	2006	2005(1)	2004(1)(2)
Net Asset Value, Beginning of Year	$14.09	$14.76	$14.50	$14.30	(3)

Income From Operations:
Net investment income	0.83	0.95	1.02	1.00
Net realized and unrealized gain	0.80	0.00 (4)	0.51	0.23

Total Income From Operations	1.63	0.95	1.53	1.23

Less Distributions From:
Net investment income	(0.79)	(0.97)	(1.06)	(0.97)
Net realized gains	(0.26)	(0.65)	(0.17)	(0.06)
Return of capital	—	—	(0.04)	—

Total Distributions	(1.05)	(1.62)	(1.27)	(1.03)

Increase in Net Asset Value Due to Shares Issued on Reinvestment of Distributions	0.00 (4)	—	—	0.00	(4)

Net Asset Value, End of Year	$14.67	$14.09	$14.76	$14.50

Market Price, End of Year	$14.17	$12.42	$12.96	$13.76

Total Return, Based on NAV(5)	11.96%†	6.57%	10.92%	8.44%

Total Return, Based on Market Price(6)	23.25%	8.46%	3.15%	(1.63)%

Net Assets, End of Year (000s)	$449,123	$430,325	$450,716	$442,892

Ratios to Average Net Assets:
Gross expenses	2.86%	2.63%	2.14%	1.79	%(7)
Gross expenses, excluding interest expense	1.58	1.58	1.55	1.45	(7)
Net expenses	2.86 (8)	2.62 (8)	2.14	1.79	(7)
Net expenses, excluding interest expense	1.58 (8)	1.58 (8)	1.55	1.45	(7)
Net investment income	5.77	6.43	6.85	7.93	(7)

Portfolio Turnover Rate(9)	201%	111%	88%	100%

Supplemental Data:
Loans Outstanding, End of Year (000s)	$100,000	$100,000	$100,000	$100,000
Asset Coverage (000s)	$549,123	$530,325	$550,716	$542,892
Asset Coverage for Loan Outstanding	549%	530%	551%	543%
Weighted Average Loan (000s)	$100,000	$100,000	$100,000	$108,367
Weighted Average Interest Rate on Loans	5.67%	4.71%	2.70%	1.65	%(7)

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period July 28, 2003 (commencement of operations) to May 31, 2004.

(3)	Initial public offering price of $15.00 per share less offering costs and sales load totaling $0.70 per share.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(6)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

(7)	Annualized.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 533%, 527%, 437%, and 285% for the years ended May 31, 2007, 2006, 2005, and the period ended May 31, 2004, respectively.

†	The prior investment manager fully reimbursed the fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would not have changed.

See Notes to Financial Statements.

26          Western Asset Global High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Western Asset Global High Income Fund Inc. (the “Fund”) (formerly known as Salomon Brothers Global High Income Fund Inc.) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse Repurchase Agreements. The Fund may enter into a reverse repurchase agreement in which the Fund sells a portfolio security at a specified price with an agreement to purchase the same or substantially the same security from the same counterparty at a fixed or determinable price at a future date. When entering into reverse repurchase agreements, the Fund’s custodian delivers to the counterparty liquid assets, the market value of which, at the inception of the transaction, at least equals the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.

Western Asset Global High Income Fund Inc. 2007 Annual Report         27

Notes to Financial Statements (continued)

(d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option

28          Western Asset Global High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle at a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund is typically compensated in the form of a drop in the repurchase price of the securities. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction,

Western Asset Global High Income Fund Inc. 2007 Annual Report         29

Notes to Financial Statements (continued)

cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

(k) Cash Flow Information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(l) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(m) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net

30          Western Asset Global High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(p) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,692,209	$(1,692,209)

(a)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and income from mortgage-backed securities treated as capital gain for tax purposes.

2.	Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Salomon Brothers Asset Management Inc. (“SBAM”), a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund. Under the investment management agreement, the Fund paid an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings. Borrowings for the purpose of the calculation of the management fee include loans from certain financial institutions, the use of mortgage dollar roll transactions and reverse repurchase agreements.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and Western Asset Management Company (“Western Asset”) became the Fund’s subadviser. Also on August 1, 2006, Western Asset Management Company Limited (“Western Asset Limited”) became an additional subadviser to the Fund. The portfolio managers who are responsible for the day-to-day management of the Fund remained the same immediately prior to and immediately after the date of these

Western Asset Global High Income Fund Inc. 2007 Annual Report         31

Notes to Financial Statements (continued)

changes. LMPFA, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund and is paid by Western Asset for its services to the Fund.

During the periods in which the Fund is utilizing borrowings, the fee which is payable to the investment manager as a percentage of the Fund’s assets will be higher than if the Fund did not utilize borrowings because the fee is calculated as a percentage of the Fund’s net assets, including those investments purchased with borrowings.

During the year ended May 31, 2007, LMPFA reimbursed the Fund for expenses amounting to $2,388.

During the year ended May 31, 2007, SBAM reimbursed the Fund in the amount of $5,862 for losses incurred resulting from an investment transaction error.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended May 31, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments and mortgage dollar rolls) were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$230,794,008	$953,214,737

Sales	273,041,707	966,455,334

At May 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$17,617,364
Gross unrealized depreciation	(4,367,964)

Net unrealized appreciation	$13,249,400

Transactions in reverse repurchase agreements for the Fund during the year ended May 31, 2007 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$1,606,109	0.76%	$2,073,747

*	Average based on the number of days that the Fund had reverse repurchase agreements outstanding.

32          Western Asset Global High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

Interest rates on reverse repurchase agreements ranged from 0.20% to 1.75% during the year ended May 31, 2007. Interest expense incurred on reverse repurchase agreements totaled $3,670. At May 31, 2007, the Fund did not have any reverse repurchase agreements outstanding.

At May 31, 2007, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
Eurodollar	19	9/07	$4,500,720	$4,496,587	$(4,133)
Eurodollar	63	9/07	183,697	133,482	(50,215)
Eurodollar	12	3/08	2,844,610	2,843,550	(1,060)
Japanese Yen	48	6/07	5,209,096	4,940,400	(268,696)
Libor	27	9/07	253	0	(253)
Libor	44	9/07	10,247,638	10,228,254	(19,384)

					$(343,741)

Contracts to Sell:
Australian Dollar	16	6/07	$1,323,600	$1,324,480	$(880)
Eurodollar	32	6/07	5,455,040	5,385,200	69,840
U.S. Treasury Bond	5	6/07	565,951	545,781	20,170
U.S. Treasury Bond	46	9/07	5,036,739	5,019,750	16,989
U.S. Treasury 2 Year Note	45	9/07	9,181,181	9,170,859	10,322
U.S. Treasury 5 Year Note	2	6/07	210,928	208,719	2,209
U.S. Treasury 5 Year Note	236	9/07	24,681,320	24,647,250	34,070
U.S. Treasury 10 Year Note	460	9/07	49,130,731	48,932,500	198,231

					$350,951

Net Unrealized Gain on Open Futures Contracts					$7,210

At May 31, 2007, the Fund had the following open forward foreign currency contract as described below:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Pound Sterling	$1,683,000	$3,329,601	8/8/07	$12,786

During the year ended May 31, 2007, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums Received
Options written, outstanding May 31, 2006	1,073	$529,871
Options written	227	94,391
Options closed	(172)	(140,950)
Options expired	(1,128)	(483,312)

Options written, outstanding May 31, 2007	—	—

Western Asset Global High Income Fund Inc. 2007 Annual Report         33

Notes to Financial Statements (continued)

At May 31, 2007, the Fund had outstanding mortgage dollar rolls with a total cost of $207,951,236.

For the year ended May 31, 2007, the Fund recorded interest income of $818,151 related to such mortgage dollar rolls. The average monthly balance of dollar rolls outstanding for the Fund during the year ended May 31, 2007 was approximately $210,512,009.

4.	Loan

At May 31, 2007, the Fund had a $150,000,000 credit line available pursuant to a revolving credit and security agreement dated as of December 21, 2006 (“Agreement”), with CIESCO, LLC and Citibank, N.A. (“Citibank”). Citibank acts as administrative agent and secondary lender. Also as of May 31, 2007, the Fund had a $100,000,000 loan outstanding pursuant to the Agreement. The loan generally bears interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. In addition, the Fund pays a commitment fee on the total amount of the loan available, whether used or unused. For the year ended May 31, 2007, the Fund paid $198,775 in commitment fees. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended May 31, 2007, based on the number of days during the reporting period that the Fund had a loan balance outstanding, the average daily loan balance was $100,000,000 and the weighted average interest rate was 5.64%. Total interest expense incurred on the loan for the period was $5,670,555.

5.	Distributions Subsequent to May 31, 2007

On May 16, 2007, the Board of Directors declared 3 dividends, each in the amount of $0.085 per share, payable on June 29, 2007, July 27, 2007 and August 31, 2007, to shareholders of record on June 22, 2007, July 20, 2007 and August 24, 2007, respectively.

6.	Capital Shares

On October 22, 2003, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 3,000,000 shares of the Fund’s common stock. The Board directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board. Since inception of the repurchase plan, the Fund has not repurchased any shares.

7.	Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2007	2006
Distributions paid from:
Ordinary Income	$25,968,362	$39,298,487
Net Long-term Capital Gains	6,152,438	10,030,017

Total Taxable Distributions	$32,120,800	$49,328,504

34          Western Asset Global High Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

As of May 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,211,847
Capital loss carryforward*	(2,706,694)
Other book/tax temporary differences(a)	(129,058)
Unrealized appreciation/(depreciation)(b)	13,295,311

Total accumulated earnings/(losses) — net	$12,671,406

*	As of May 31, 2007, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
5/31/2015	$(2,706,694)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, interest accrued for tax purposes on defaulted securities and differences in the book/tax treatment of various items.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

9.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning

Western Asset Global High Income Fund Inc. 2007 Annual Report         35

Notes to Financial Statements (continued)

after December 15, 2006, which for this Fund will be June 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.

*    *    *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

36          Western Asset Global High Income Fund Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Western Asset Global High Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Global High Income Fund Inc. (formerly Salomon Brothers Global High Income Fund Inc.) as of May 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the two-year period ended May 31, 2005 and the period from July 28, 2003 (commencement of operations) to May 31, 2004 were audited by other independent registered public accountants whose report thereon, dated July 21, 2005, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global High Income Fund Inc. as of May 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 27, 2007

Western Asset Global High Income Fund Inc. 2007 Annual Report         37

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global High Income Fund Inc. (“Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	President, Colman Consulting Co.	23	None

Daniel P. Cronin c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2003	Formerly Associate General Counsel, Pfizer Inc.	23	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	Vice President and Dean of College of Liberal Arts at Drew University	23	None

Leslie H. Gelb c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	21	Director of two registered Investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class II	Since 2003	President, W.R. Hutchinson & Associates Inc.; Formerly Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	23	Director, Associated Banc-Corp.

Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Advanced International Studies, The John Hopkins University	21	None

38          Western Asset Global High Income Fund Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2003	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	19	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer, Class II	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	134	Trustee, Consulting Group Capital Markets Funds (2002-2006).

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2007	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)	N/A	N/A

Western Asset Global High Income Fund Inc.         39

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup Inc.	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2008 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken in an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

40          Western Asset Global High Income Fund Inc.

Annual Chief Executive Officer and Chief Financial Officer Certifications (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification, and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

Western Asset Global High Income Fund Inc.         41

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2007.

Record Date:	09/22/2006	12/22/2006
Payable Date:	09/29/2006	12/29/2006

Long-Term Capital Gain Dividend	$0.085000	$0.116500

Please retain this information for your records.

42          Western Asset Global High Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company (“AST”), as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by AST as distribution paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038 or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most

Western Asset Global High Income Fund Inc.         43

Dividend Reinvestment Plan (unaudited) (continued)

recently declared distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. You will be charged $5.00 plus a $0.05 per Common Share service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting distributions does not mean that you do not have to pay income taxes due upon receiving distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-877-366-6441.

44          Western Asset Global High Income Fund Inc.

Western Asset Global High Income Fund Inc.

DIRECTORS

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Leslie H. Gelb

R. Jay Gerken, CFA
Chairman

William R. Hutchinson

Riordan Roett

Jeswald W. Salacuse

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Ted P. Becker

Chief Compliance Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

WESTERN ASSET

GLOBAL HIGH INCOME FUND INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISERS

Western Asset Management Company

Western Asset Management Company Limited

CUSTODIAN

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

TRANSFER AGENT

American Stock Transfer & Trust Company

59 Maiden Lane

New York, NY 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

LEGAL COUNSEL

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL

EHI

This report is transmitted to the shareholders of Western Asset Global High Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

59 Maiden Lane,

New York, New York 10038

WASX010005 5/07	SR07-368

Western Asset

Global High Income Fund Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 as amended, that from time to time the Fund may purchase at market prices from shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorsServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2006 and May 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $53,000 in 2006 performed by PwC and $53,500 in 2007 performed by KPMG.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $8,755 in 2006 and $12,000 in 2007. These services consisted of procedures performed in connection with the Agreed upon Procedures for the calculations pursuant to the Fund’s Revolving Credit and Security Agreement, dated September 24, 2003 with Citicorp North America, Inc. and other secondary lenders for Western Asset Global High Income Fund Inc. as of January 31, 2006, March 31, 2006 and May 31, 2006.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Global High Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $5,685 in 2006 and $2,650 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Western Asset Global High Income Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Western Asset Global High Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Global High Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Western Asset Global High Income Fund Inc. during the reporting period were $0 in 2007.

(h) Yes. Western Asset Global High Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Global High Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Although individual trustees may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process. LMPFA delegates the responsibility for voting proxies for the fund to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act. The subadvisers’ Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/ InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Background

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials. Timing Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Keith J. Gardner Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1994.

Jeffrey D. Van Schaick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2007	Co-portfolio manager of the fund; portfolio manager and research analyst at Western Asset since 1981.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management; Executive Vice President and portfolio manager for Janus Capital in 2003; Managing Director and head of High Yield Trading from 1998-2003 at Blackrock Financial Management.

Detlev Schlichter Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2001.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31 , 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

S. Kenneth Leech‡	115 registered investment companies with $107.7 billion in total assets under management	127 Other pooled investment vehicles with $188.9 billion in assets under management	983 Other accounts with $284.85 billion in total assets under management*

Stephen A. Walsh‡	115 registered investment companies with $107.7 billion in total assets under management	127 Other pooled investment vehicles with $188.9 billion in assets under management	983 Other accounts with $284.8 billion in total assets under management*

Keith J. Gardner‡	7 registered investment companies with $1.3 billion in total assets under management	0 Other pooled investment vehicles with $0 in assets under management	19 Other accounts with $3.8 billion in total assets under management**

Jeffrey Van Schaick‡	5 registered investment Companies with $705 million in total assets Under management	3 Other pooled investment vehicles with $1.87 billion in assets under management	49 Other accounts with $368.3 million in total assets under management***

Michael C. Buchanan‡	14 registered investment companies with $8.1 billion in total assets under management	5 Other pooled investment vehicles with $3.8 billion in assets under management	11 Other accounts with $835 million in total assets under management

Detlev Schlichter‡	2 registered investment Companies with $205 million in total assets Under management	22 Other pooled investment vehicles with $4.1 billion in assets under management	64 Other accounts with $24 billion in total assets under management****

*	Includes 100 accounts managed, totaling $33.9 billion, for which advisory fee is performance based.

** Includes 1 account managed, totaling $14.7 million, for which advisory fee is performance based.

*** Includes 3 accounts managed, totaling $656 million, for which advisory fee is performance based.

**** Includes 19 accounts managed, totaling $7.0 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2007.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	None

Stephen A. Walsh	None

Keith J. Gardner	None

Jeffrey Van Schaick	None

Michael C. Buchanan	None

Detlev Schlichter	None

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global High Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date: August 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Global High Income Fund Inc.

Date: August 3, 2007

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Global High Income Fund Inc.

Date: August 3, 2007